SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)    April 2, 2003 9;

                                             LSB INDUSTRIES, INC.
                                (Exact name of registrant as specified in its charter)

           Delaware                              1-7677                             73-1015226
        (State or other                      (Commission File                    (IRS Employer
         jurisdiction of                        Number)                         Identification No.)
         incorporation)

        16 South Pennsylvania Avenue, Oklahoma City, Oklahoma                         73107
         (Address of principal executive offices)                                  (Zip Code)

        Registrant's telephone number, including area code (405) 235-4546

                                                    Not applicable
                        (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On April 3, 2003, LSB Industries, Inc., issued an earnings release which is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99.1 Earnings release issued on April 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2003.

                                                            LSB INDUSTRIES, INC.

                                                            By: /s/ Tony M. Shelby
                                                                Tony M. Shelby,
                                                                Senior Vice President and
                                                                (Chief Financial Officer)